UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1731

SOURCE CAPITAL, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JUNE 30, 2011

Item 1. Report to Stockholders

SOURCE CAPITAL, INC.

2011

SEMIANNUAL REPORT

for the six months ended June 30, 2011

SUMMARY FINANCIAL INFORMATION

	Six months ended June 30, 2011		Year ended December 31, 2010
	Total Net Assets	Per Common Share	Total Net Assets	Per Common Share
Beginning of period	$577,534,615	$60.47	$490,042,573	$50.36
Net gain on investments, realized and unrealized	$32,493,928	$3.75	$108,827,915	$12.58
Net investment income	573,583	0.07	4,162,812	0.48
Dividends to Preferred shareholders	(2,363,054)	(0.27)	(4,726,109)	(0.55)
Distributions to Common shareholders	(12,982,860)	(1.50)	(20,772,576)	(2.40)
Net changes during period	$17,721,597	$2.05	$87,492,042	$10.11
End of period	$595,256,212	$62.52	$577,534,615	$60.47

	June 30, 2011	December 31, 2010	December 31, 2009
Common market price per share	$57.44	$53.20	$43.04
Common net asset value	$62.52	$60.47	$50.36
Common market discount from net asset value	8.1%	12.0%	14.5%
Preferred asset coverage	1,099%	1,066%	905%
Preferred liquidation preference per share	$27.50	$27.50	$27.50
Preferred market price per share	$34.71	$34.53	$33.13

DESCRIPTION OF THE COMPANY

Source Capital, Inc., is a diversified, publicly traded investment company. Its investment portfolio includes a wide range of securities with primary emphasis on common stock.

Source Capital has Common and Preferred shares outstanding, both of which are listed and traded on The New York Stock Exchange. Each of the 1,969,212 outstanding Preferred shares has a prior claim of $27.50 on assets and $2.40 per year on income. The remainder of the Company's assets and income are available to the 8,655,240 shares of Common Stock outstanding.

Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.

Source Capital is not a mutual fund. Thus, the Company does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on The New York Stock Exchange, and the Company is not involved in such transactions.

Source Capital's investment approach emphasizes primarily equity investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments are directed toward companies with highly liquid, relatively unleveraged balance sheets and a demonstrated long-term ability to earn above average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

The Company has adopted a flexible distribution policy. This policy is designed to pay Common shareholders quarterly distributions at a rate that is substantially in excess of net investment income. The rate is adjusted periodically in response to sustained changes in the net asset value, market conditions, and changes to investment company regulations and tax laws. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess will be distributed to shareholders. For federal income tax purposes, all distributions in excess of current year earnings will be taxable to shareholders as long as the Company continues to have accumulated earnings and profits from prior years.

LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

Investment Portfolio Returns

Total net assets of Source Capital amounted to $595,256,212 at June 30, 2011. After providing for Preferred Stock equity, Common equity amounted to $541,102,882 or $62.52 of net asset value per Common share. This compared with total net assets of $466,357,860, Common equity of $412,204,530, and net asset value per Common share of $47.62 one year ago. As a result, Source Capital recorded a positive total investment return during the six months ended June 30, 2011, of 6.0% on its Common net asset value, reflecting the reinvestment of dividends and distributions.

Distributions to Common Shareholders

Source Capital's distribution policy allows the Board of Directors to consider changes in net asset value when establishing the quarterly distribution rate. But this policy also provides for the flexibility to consider such other factors as current market conditions and changes to investment company regulations and tax laws. It is the intention of the Board of Directors to continue paying quarterly distributions at a rate that is substantially in excess of net investment income.

The regular quarterly distribution on the Common shares of $0.75 per share was paid on June 15, 2011, to shareholders of record on May 27, 2011.

The regular quarterly dividend on the Preferred shares of $0.60 per share was also paid on June 15, 2011, to shareholders of record on May 27, 2011.

Commentary

"Still Hung Over"

We were recently asked why the markets continue to face potential crises almost three years after Lehman Brothers collapsed. Regular readers of our letters probably could guess the response. Our simple answer: too much debt. Individual families, the financial system and the federal government all took on unsustainable amounts of debt. We believe the process of reducing each of these segment's borrowings will continue for the rest of this decade.

At the onset of the Great Recession, ten years worth of excess borrowing especially related to housing had gotten consumers and some financial companies into a precarious position. From 1998-2007 total U.S. household debt grew from $5.9 trillion to $13.8 trillion, or 8.9% a year. At the end of 2007, that consumer debt was equivalent to 98% of GDP. To put this in perspective, twenty-five years earlier (1982) during a prolonged consumer downturn, the same measure peaked at 45% of GDP. Turning to the domestic financial sector, its total debt increased from $6.3 trillion to $16.2 trillion over the 98-07 period. Banks and other finance companies borrowed at an even faster rate than consumers as the sector's debt grew 9.8% annually.1

While the combined private sector binge was underway, from 98-07 federal government debt grew 3.2% a year. Such "restraint" changed rapidly in 2008 as financial companies teetered on the brink of insolvency and the unemployment rate spiked. As government became the lender of last resort and the provider of significant amounts of social transfer payments, it began a third debt-accumulation bonanza. From the start of 2008 through June 2011, gross government debt grew from $9.1 trillion to $14.3 trillion.2 That last figure puts gross federal debt at 98% of GDP. As we mentioned in our last letter, if that amount of borrowing "were the entirety of what the government owed, and would not grow from the current level faster than the economy, the prospects would be manageable." Unfortunately, our starting debt level is very high and growth in future deficits is likely. The most recent estimate from the Congressional Budget Office (CBO) forecast deficits over the next ten years totaling $7.5 trillion.3 As we described in our last letter, we believe the situation is very dangerous, and that time is becoming short for substantive change in the U.S. fiscal situation.4

Regardless of any short-term budget deal that may be reached before the next election, the main driver of future spending growth will be the entitlement programs. Medicare and Medicaid grow faster than the economy every year. Extrapolating the same trajectory for these programs into the future makes the present value (today's cost) of their future liabilities (Medicare, Medicaid and Social Security) approximately $70 trillion, or about five times the size of the current gross debt level.5 That level of future obligations will be impossible to meet. As their challenges become more apparent, we expect substantial changes will be made to those programs by 2017, no matter the result of the intervening elections.

How Will We Deal with It?

At the start of the downturn, many had expected consumers to significantly reduce their debt loads. A September 2010 study by the Bank for International Settlements (BIS) predicted that consumer borrowing levels would return to where they were at the start of the housing run-up.6 While a change of that magnitude is still possible, from the 2007 peak through the end of March 2011, the decline in total household debt was only 4%. Why so little if the starting point was very precarious?

1  Federal Reserve, Flow of Funds Accounts of the United States. First Quarter 2011.

2  http://www.treasurydirect.gov/govt/reports/pd/mspd/2007/opds122007.pdf N.B. The official gross debt at June 30, 2011 was $14.3 trillion. This does not include off-balance sheet liabilities such as Fannie Mae and Freddie Mac that we believe are direct obligations as well.

3  CBO, Summary: The Budget and Economic Outlook: Fiscal Years 2011-2021.

4  http://www.fpafunds.com/downloads/sourcecapital/March%2031,%202011.pdf

5  Estimation based on data from: Centers for Medicare & Medicaid Services, 2010 Medicare Trustees' Annual Report, August 2010; USA Inc., A Basic Summary of America's Financial Statements, February 2011.

6  BIS Quarterly Review, Debt Reduction after Crises, September 2010.

Consumers have not had much help. Wage growth is flat, pressured by productivity (technology) improvements and a high unemployment rate. Rising prices during the boom offered opportunities to borrow against home equity. With home prices moving in the opposite direction, borrowers' debt burdens have increased. Facing these headwinds, households are only able to slowly whittle down their obligations.

For the government, the four main options to reduce the federal debt burden are 1) economic growth, 2) fiscal balance (lower spending/higher taxes), 3) default or 4) inflation combined with regulatory repression. Taking option three first, we believe that short of a technical default like the one that occurred in 19797, the U.S. is very unlikely to default on its debt over the next ten years. Considering option one, growth in the economy is the ideal solution to the problem. Unfortunately, the economy would need to expand 5% per year on a real GDP basis for an entire decade in order to eliminate the deficit at current spending levels.8 Looking back at history, the last several decades have produced only 3% annual growth on average. A further limit on our ability to "outgrow the problem" arises since both the private and public sectors of the economy exited the credit crisis with a high debt load. Studies of past financial crises suggest that such a position tends to inhibit economic growth for a decade.9 Washington appears to have finally recognized that the economy alone is unlikely to solve the problem. Prodded by downgrade threats from the ratings agencies, Congress and the President tried to use the debt ceiling debate to negotiate long-term fiscal changes (option two). Their difficulty in reaching a compromise suggests deficits will continue at their current alarming size. Borrowing to fund these deficits, of course, is the cause of growth in the government's debt. This highly disappointing outcome means the debt will likely continue to grow at an unsustainable pace. Ultimately, we think the government out of necessity will turn to financial repression, the fourth option. This term, which was coined by economists in the 1970s and recently popularized in a paper by Carmen Reinhart, refers to government regulations that indirectly force domestic investors to subsidize government debt reduction. Inflation also often plays a role in the process of financial repression. Reinhart suggests that using repression techniques the U.S. and UK were able to shave the ratio of debt to GDP by 3-4% per year from 1945 to 1980. How did they do this? During a large portion of those years, interest rate caps were set at rates below inflation. That means government bond holders effectively were taxed when the interest paid by bonds trailed inflation rates. Capital account restrictions and exchange controls also limited the ability of investment capital to leave the country. Regulation required banks to hold more government bonds as a percentage of their capital. That was helpful to insure against future insolvency, but at the same time forced banks to become buyers of mispriced (capped) government bonds.10 Already in this cycle we have seen the use of some repression techniques. The short to intermediate part of the yield curve has been kept artificially low by the Federal Reserve. We expect that policy to continue at least until after the 2012 election. Separately, recent proposals to redefine the inflation indexes are another clear example of how domestic investors might face a stealth tax on their income. As market forces, such as weak demand leading to higher interest rates for government bonds, begin to challenge Washington's ability to increase spending by borrowing, we can envision that regulatory steps will be taken similar to those employed in the post-war period.

Not All Clouds Bring Rain

Over the last few months, the ratings agencies have become central participants in the deficit negotiations. In particular, Standard & Poor's (S&P) has explicitly tied maintaining the U.S.'s AAA debt rating to the creation of a credible plan for deficit reduction. Instead of reacting to developments, S&P is forcing Washington to take constructive action. After the failings of the ratings agency model, letting S&P dictate terms to the government may be difficult to accept, but a downgrade to the U.S. debt rating is inevitable if no reduction is made in debt growth. Despite the dislocations it will cause, we view the market forcing discipline on Washington as positive. Republicans and Democrats have proven themselves unable to voluntarily work together for a solution. Instead of allowing the issuance of more debt to finance seemingly unending deficits, the markets will likely apply a brake.

Currency Impact

Over the last year, the U.S. dollar declined 11% compared to a group of major currencies. Looking out over the next several years, we believe it is quite possible that the dollar will continue to weaken. With U.S. interest rates lower than those of most other countries, the differential puts pressure on the dollar. Growth prospects are slower for the U.S. compared to much of the world. That implies relatively less investment here, which reduces support for the dollar. Finally, sovereign debt concerns like we have seen in Europe can potentially become an issue here as contemplated by the ratings agencies if Washington fails to find common ground to reduce the growth of its debt.

Inflation

We discussed earlier how a period of inflation combined with government repression/regulation could repeat itself. While current U.S. headline inflation numbers are moderate, inflationary forces are at work globally. Leakage from the Fed's monetary policy expansion has boosted asset prices in emerging market economies. Many of these economies are also rapidly growing consumers of energy and agricultural commodities. Those commodities are priced in dollars. The recent weakening of the greenback combined with the growing demand has also fueled inflation in commodity prices.

Portfolio Response

In our opinion, the best way to guard against potential future dollar weakness is to own businesses with sales located outside the U.S. Many of our portfolio companies used the economic downturn to make investments in international geographies.

7  Zivney and Marcus, "The Day the United States Defaulted on Treasury Bills," The Financial Review, Vol. 24, No. 3, August 1989.

8  Emil Henry, Jr., "America's Debt Ceiling Opportunity," The Wall Street Journal, July 19, 2011.

9  Reinhart and Reinhart, The Decade After the Fall. Federal Reserve Bank Symposium, August 2010.

10  Reinhart and Sbrancia. The Liquidation of Government Debt. National Bureau of Economic Research, March 2011.

Franklin Electric which we profile in the Company Discussion section is a prime example. In a period when the dollar declines, those international sales become more valuable when translated back into weaker dollars. We recently updated our sales information for all the portfolio companies. As of June 30, almost 40% of our companies' sales were international. Dissecting the non-U.S. sales further, they are roughly split evenly between developed and emerging markets. That means about a fifth of portfolio sales are generated in emerging markets. Many of these countries appear to have government balance sheets in much better shape than developed countries. After experiencing the difficulties of previous crises, many emerging countries were careful to limit the amount of borrowing before the last downturn. While vulnerable to inflation shocks, their currencies collectively appear attractive compared to the dollar. We appreciate the hedge this provides to potential dollar weakness.

Overall, success for the portfolio in an inflationary period depends on its investment performance exceeding the rate of inflation. We believe the best chance a company has of achieving that superior result comes from its pricing power. Most of our companies possess leadership positions in their markets based on cost, technology or other attributes. We believe that the majority of these companies should have the ability to raise prices faster than costs in an inflationary environment.

After an initial period of inflation, we would expect lenders to demand higher interest rates to deal with the risk of fixed coupons. At that point, fixed-rate borrowings already in place will look attractive. Over time when that debt is re-financed or new debt is added at higher rates, companies depending on external financing will feel a profit squeeze from higher interest expense. Most of our portfolio companies have the ability to finance maintenance and growth needs from the business's cash flow. That is a very attractive attribute the market should appreciate in an inflationary period.

Performance

For the second quarter Source was down just 0.5%, a result similar to the broad market (S&P 500, up 0.1%) and the benchmark Russell 2500, (down 0.6%).

For the first half, Source was up about 6%, much the same as the S&P 500, but two points behind the Russell 2500.

Individual stock performance in the second quarter was led by companies with some leverage to the economic cycle, notably Aggreko (+22%), Wabco (+12%), Graco (+11%), and Zebra (+7%). The worst performers in the quarter show no clear pattern. Price changes were driven more by individual company issues than any theme. HNI was down 20%, VCA-Antech down 16%, Manpower down 15%, and Noble down 14%.

For the year-to-date period, the best and worst performers look a lot like the second quarter. Economically sensitive companies like Aggreko (+30%), Graco (+28%), ScanSource (+17%), and Idex (+17%) did the best. Underperformers include HNI down 19%, Carnival down 18%, Manpower down 15%, and Knight down 11%.

The table below shows performance for both Source and the benchmark Russell 2500. The comparison is very favorable for most periods.

	Periods Ended June 30, 2011
	Second Quarter	First Half	Three Years*	Five Years*	Ten Years*
Source	(0.5)%	5.9%	9.0%	5.1%	8.6%
Russell 2500	(0.6)	8.1	8.2	5.2	7.4
S&P 500	0.1	6.0	3.3	2.9	2.7
Nasdaq	0.0	5.0	7.6	5.9	3.2

*  Annualized returns

Company Discussion

We have in the past often been attracted to less dynamic business models, and certainly have always appreciated some degree of predictability in projecting past superior performance into the future. We recognize, however, that the world keeps changing, some parts faster than others, and owning companies that can forecast and adapt to, even control, these changes is a tremendous competitive advantage.

Franklin Electric is an example of a portfolio company that has successfully anticipated and guided change in its business.

At the start of 2005 Franklin Electric had two businesses:

•  Submersible motors for groundwater pumping systems

•  Submersible motors for automotive fueling applications

Though it was the U.S.-market leader in both of these, it saw opportunities to broaden and strengthen its position.

Over the following years Franklin has taken a number of actions to transform its business.

•  Expanded its groundwater well product line to include pumps and controls.

•  Entered the market for wastewater pumps, as well as other applications complementary to groundwater.

•  Moved beyond domestic customers to develop business in foreign and especially emerging markets.

•  Expanded its manufacturing footprint in low-cost regions, including Mexico, the Czech Republic, and China.

•  In fueling systems, greatly expanded the product line and the geographic reach of the business.

As the first step to implement its strategy, Franklin entered the pump business with the acquisition of JBD in late 2004. This gave it a line of submersible pumps which it could sell with its submersible motors.

Next Franklin "fired" its largest customers.

Recall that at the time, Franklin's motors were sold mostly to original equipment pump manufacturers ("OE" or "OEM"), primarily Pentair and ITT, which married their pumps to Franklin motors and sold the package to groundwater well distributors. In turn, the distributors sold the units to well contractors for residential, commercial, and irrigation applications.

Franklin had long resented the dominance of the supply chain enjoyed by the pump OEMs. From Franklin's view, they added little value, combining their commodity pump with Franklin's highly proprietary submersible motor and marking up the motor price in the process. The OEMs also stood between Franklin and its true customers: the groundwater well distributors and contractors.

A key piece of Franklin's historical business model is that submersible motors for groundwater wells are difficult to make and expensive if they don't perform. Failure early in a motor's expected life would cost the contractor not only for the replacement motor but also for the truck and crew needed to re-enter the well and replace the defective equipment.

Franklin would now no longer sell its motors to the larger pump OEMs. The distributors could buy Franklin motors only from Franklin.

Franklin's goal was to bring a superior proposition to the pump distributor. They could get the well hardware prepackaged from Franklin—motor, pump, drives and controls.

The contractors would get simplified installation and a performance guarantee, and Franklin would generate more revenue per installation. Potentially a winning deal for all but the pump OEM which would lose pump business and influence over the market.

The market's perception for many years had been that Franklin's motor was indeed superior, and well deserving of its leading market share and premium pricing. Whether this continued to be the case would soon be put to the test, as Pentair and ITT had formed a motor manufacturing joint venture, named Faradyne, to replace the motors no longer available to them from Franklin.

The question was: would Franklin's new pump line prove to be a better draw than Pentair/ITT's new motors? And would the distributors and contractors prefer to deal with Franklin or the pump companies?

Now that several years have past, how is Franklin's attempt to transform the industry coming along?

•  Franklin's North American share of the groundwater pump market has gone from a standing start in 2005 to 25-30% now.

•  Franklin's submersible motors have maintained their leading market share in the North American market, despite competition from the pump OEM's Faradyne joint venture.

•  Franklin has a successful worldwide pump business in wastewater and similar groundwater-adjacent markets (its "Water" business).

•  Franklin has significantly expanded its Water business in developing markets, making acquisitions in Brazil, South Africa, and Turkey. In 2003 Franklin had only $50 million of revenue from emerging markets, about 15% of its total Water sales. That has grown to $225 million today, 40% of Water revenues.

•  Franklin has made steady progress with its "Global Manufacturing Realignment Program," announced in 2003. Currently about 70% of Franklin's Water manufacturing man-hours are in low cost regions. The comparable percent in 2003 was just 13%.

•  In fueling systems, about a $1 billion addressable market, Franklin expanded from offering only submersible motors to related components (pumps, controls, piping) and sophisticated management systems for fuel transfer, vapor monitoring and vapor recovery. Franklin is #1 or #2 in most of these markets and about 45% of its revenues in this component segment are generated outside the U.S.

Franklin Electric is currently a 2 1/4% portfolio position in Source, a bit below the 3% average. This results not so much from lack of conviction, but rather limited liquidity and small size. At $1 billion, Franklin is among our smallest market caps. In all of the accounts managed by First Pacific Advisors, we own about 600,000 shares, or 2 1/2% of the company, making us Franklin's 9th largest holder. In total, the 10 largest Franklin shareholders own about 35% of the company.

In the past, reader feedback to shareholder letters came in written form or over the telephone. While those methods are still welcome, we are now pleased to also receive comments at the email address, source@firstpacad.com.

Thank you for your continued support and trust.

Respectfully submitted,

Eric S. Ende

President and
Chief Investment Officer

July 26, 2011

The discussion of Company investments represents the views of the Company's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Company's managers believe that the Company's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization. The Nasdaq Composite Index is a market capitalization index comprised of more than 3,000 stocks.

FORWARD LOOKING STATEMENT DISCLOSURE

As managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements," which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO SUMMARY

June 30, 2011

Common Stocks		94.7%
Producer Durable Goods	24.2%
Business Services & Supplies	17.5%
Retailing	16.9%
Healthcare	14.2%
Energy	8.0%
Transportation	5.4%
Technology	5.3%
Entertainment	3.2%
Preferred Stocks		0.9%
Convertible Bonds & Debentures		0.5%
Non-Convertible Bonds & Debentures		1.7%
Short-term Investments		2.0%
Other Assets and Liabilities, net		0.2%
Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Quarter Ended June 30, 2011

	Shares or Face Amount	Ownership at June 30, 2011
NET PURCHASES
Common Stocks
Dolby Laboratories, Inc. (Class A)	75,200 shs.	75,200 shs.
Spirax-Sarco Engineering plc	42,700 shs.	131,000 shs.
Non-Convertible Security
Service Corporation International — 7.375% 2014	$1,000,000	$1,000,000
NET SALES
Common Stocks
Helix Energy Solutions Group, Inc.	141,200 shs.	226,700 shs.
Signet Jewelers Limited	41,500 shs.	630,900 shs.
Convertible Security
Diodes Inc. — 2.25% 2026	$2,000,000	-0-
Non-Convertible Securities
Brown Shoe Company — 8.75% 2012	$3,000,000	-0-
W&T Offshore, Inc. — 8.25% 2014	$3,000,000	-0-

PORTFOLIO OF INVESTMENTS

June 30, 2011

COMMON STOCKS	Shares	Value
PRODUCER DURABLE GOODS — 24.2%
Actuant Corporation (Class A)	400,000	$10,732,000
Franklin Electric Co., Inc.	285,900	13,423,005
Graco Inc.	501,300	25,395,858
HNI Corporation	627,933	15,773,677
IDEX Corporation	540,900	24,800,265
WABCO Holdings Inc.	485,000	33,494,100
Zebra Technologies Corporation (Class A)*	486,900	20,532,573
		$144,151,478
BUSINESS SERVICES & SUPPLIES — 17.5%
Aggreko plc	154,358	$4,778,399
Brady Corporation (Class A)	431,500	13,833,890
CLARCOR Inc.	320,000	15,129,600
Copart, Inc.*	435,000	20,271,000
Manpower Group	300,000	16,095,000
ScanSource, Inc.*	803,363	30,110,045
Spirax-Sarco Engineering plc	131,000	4,206,672
		$104,424,606
RETAILING — 16.9%
CarMax, Inc.*	965,000	$31,912,550
O'Reilly Automotive, Inc.*	600,000	39,306,000
Signet Jewelers Limited*	630,900	29,532,429
		$100,750,979
HEALTHCARE — 14.2%
Bio-Rad Laboratories, Inc. (Class A)*	187,200	$22,344,192
Life Technologies Corporation*	524,698	27,321,025
Lincare Holdings Inc.	720,000	21,074,400
Varian Medical Systems Inc.*	53,200	3,725,064
VCA Antech Inc.*	460,000	9,752,000
		$84,216,681
ENERGY — 8.0%
FMC Technologies, Inc.*	390,000	$17,468,100
Helix Energy Solutions Group, Inc.*	226,700	3,754,152
Noble Corporation	670,000	26,404,700
		$47,626,952
TRANSPORTATION — 5.4%
Heartland Express, Inc.	1,046,000	$17,321,760
Knight Transportation, Inc.	887,200	15,073,528
		$32,395,288
TECHNOLOGY — 5.3%
Dolby Laboratories, Inc. (Class A)	75,200	$3,192,992
Maxim Integrated Products, Inc.	392,000	10,019,520
Microchip Technology Incorporated	474,951	18,005,392
		$31,217,904
ENTERTAINMENT — 3.2%
Carnival Corporation (Class A)	499,900	$18,811,237
TOTAL COMMON STOCKS — 94.7% (Cost $345,886,506)		$563,595,125

See notes to financial statements.

PORTFOLIO OF INVESTMENTS

June 30, 2011

PREFERRED STOCKS — 0.9%	Shares or Face Amount	Value
REAL ESTATE INVESTMENT TRUST
CBL & Associates Properties, Inc.	100,000	$2,507,000
ProLogis Inc. (Series S)	120,000	2,898,000
TOTAL PREFERRED STOCKS (COST $5,726,454)		$5,405,000
CONVERTIBLE BONDS AND DEBENTURES — 0.5% (Cost $2,438,125) Transocean Inc. — 1.5% 2037	$3,000,000	$2,988,750
NON-CONVERTIBLE BONDS AND DEBENTURES
CORPORATE — 1.7%
Helix Energy Solutions Group, Inc. — 9.5% 2016	$2,000,000	$2,029,720
Nova Chemicals Corporation — 6.5% 2012	1,970,000	2,014,089
Rock-Tenn Co. — 9.25% 2016	2,000,000	2,161,680
SPX Corporation — 7.625% 2014	970,000	1,069,444
Service Corporation International — 7.375% 2014	1,000,000	1,076,690
Stone Energy Corporation — 6.75% 2014	2,000,000	1,985,000
TOTAL NON-CONVERTIBLE BONDS AND DEBENTURES — 1.7% (Cost $9,956,375)		$10,336,623
TOTAL INVESTMENT SECURITIES — 97.8% (Cost $364,007,460)		$582,325,498
SHORT-TERM INVESTMENTS — 2.0%
State Street Bank Repurchase Agreement — 0.01% 07/01/11	$4,029,000	$4,029,001
(Collateralized by $3,950,000 Face Value U.S. Treasury Bonds — 4.5% 2039)
Chevron Corporation — 0.03% 07/06/11	8,000,000	7,999,967
TOTAL SHORT-TERM INVESTMENTS (Cost $12,028,968)		$12,028,968
TOTAL INVESTMENTS — 99.8% (Cost $376,036,428)		$594,354,466
Other assets and liabilities, net — 0.2%		901,746
TOTAL NET ASSETS — 100.0%		$595,256,212

*  Non Income Producing Securities

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

	June 30, 2011
ASSETS
Investments at value:
Investment securites — at market value (cost $ 364,007,460) — Note A	$582,325,498
Short-term investments — at amortized cost (maturities 60 days or less) — Note A	12,028,968	$594,354,466
Cash		324
Receivable for:
Investment securities sold	$1,208,731
Accrued interest	230,853
Dividends	57,068	1,496,652
		$595,851,442
LIABILITIES
Payable for:
Advisory fees	$341,277
Accrued dividends — Preferred Stock	196,921
Accrued expenses	57,032	595,230
NET ASSETS — June 30, 2011		$595,256,212
Assets applicable to Preferred Stock at a liquidation preference of $27.50 per share (asset coverage 1,099%) — Note C		$54,153,330
Net assets applicable to Common Stock — $ 62.52 per share		$541,102,882
SUMMARY OF SHAREHOLDERS' EQUITY
$2.40 Cumulative Preferred Stock — par value $3 per share; authorized 3,000,000 shares; outstanding 1,969,212 shares — Note C		$5,907,636
Common Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,655,240 shares — Note C		8,655,240
Additional Paid-in Capital		369,029,134
Unallocated distributions to common shareholders		(6,653,836)
Unrealized appreciation of investments		218,318,038
NET ASSETS — June 30, 2011		$595,256,212

See notes to financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2011

INVESTMENT INCOME
Income
Dividends		$2,604,464
Interest		620,857
		$3,225,321
Expenses — Note A:
Advisory fees	$2,060,067
Transfer agent fees and expenses	243,366
Reports to shareholders	90,077
Directors' fees and expenses	78,776
Taxes, other than federal income tax	53,386
Legal, audit, and tax services fees	44,725
Registration and filing fees	30,000
Custodian fees and expenses	25,123
Insurance	15,895
Other expenses	10,323	2,651,738
Net investment income — Note A		$573,583
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sale of investment securities (excluding short-term investments with maturities 60 days or less)	$16,307,832
Cost of investment securities sold	12,810,825
Net realized gain on investments — Notes A and E		$3,497,007
Unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$189,321,117
Unrealized appreciation at end of period	218,318,038
Increase in unrealized appreciation of investments		28,996,921
Net realized and unrealized gain on investments		$32,493,928
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$33,067,511

See notes to financial statements.

STATEMENT OF CHANGES IN TOTAL NET ASSETS

	For the six months ended June 30, 2011		For the year ended December 31, 2010
INCREASE IN NET ASSETS
Operations:
Net investment income	$573,583		$4,162,813
Net realized gain (loss) on investments — Notes A and E	3,497,007		23,978,461
Increase in unrealized appreciation of investments	28,996,921		84,849,453
Change in net assets resulting from operations		$33,067,511		$112,990,727
Distributions to Preferred shareholders — Note A
From net investment income	$(941,681)		$(4,709,617)
From net realized capital gains	(1,421,373)	(2,363,054)	(16,492)	(4,726,109)
Distributions to Common shareholders — Note A
From net realized capital gains	$(6,329,024)		$(20,772,576)
Unallocated	(6,653,836)	(12,982,860)	—	(20,772,576)
Net change in net assets		$17,721,597		$87,492,042
NET ASSETS
Beginning of period		577,534,615		490,042,573
End of period		$595,256,212		$577,534,615

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of Common Stock outstanding throughout each period

	Six months ended June 30,		Year ended December 31,
	2011		2010	2009	2008	2007	2006
Common Stock:
Per share operating performance:
Net asset value at beginning of period	$60.47		$50.36	$34.61	$64.75	$64.81	$66.79
Income from investment operations:
Net investment income	$0.07		$0.48	$0.25	$0.49	$0.55	$0.44
Net realized and unrealized gain (loss) on investment securities	3.75		12.58	18.05	(26.58)	3.94	2.86
Total from investment operations	$3.82		$13.06	$18.30	$(26.09)	$4.49	$3.30
Distributions to Preferred shareholders:
From net investment income	$(0.11)		$(0.55)	$(0.15)	$(0.53)	$(0.55)	$(0.25)
From net realized capital gains	(0.16)		—	(0.40)	(0.02)	—	(0.31)
Distributions to Common shareholders:
From net investment income	—		—	—	—	(0.18)	—
From net realized capital gains	(0.73)		(2.40)	(2.00)	(3.50)	(3.82)	(4.74)
Unallocated	(0.77)		—	—	—	—	—
Total distributions	$(1.77)		$(2.95)	$(2.55)	$(4.05)	$(4.55)	$(5.30)
Effect of shares issued for distributions reinvested by shareholders	—		—	—	—	—	$0.02
Net asset value at end of period	$62.52		$60.47	$50.36	$34.61	$64.75	$64.81
Per share market price at end of period	$57.44		$53.20	$43.04	$28.29	$60.08	$67.59
Total investment return(1)	10.9%		30.0%	60.9%	(49.3)%	(5.5)%	(1.8)%
Net asset value total return(2)	6.0%		26.0%	53.0%	(42.8)%	6.1%	4.3%
Ratios/supplemental data:
Net assets at end of period (in thousands)	$595,256		$577,535	$490,043	$353,720	$614,585	$610,486
Ratios based on average net assets applicable to Common Stock:
Expenses(4)	0.97	%(3)	0.98%	1.04%	0.97%	0.91%	0.90%
Net investment income(4)	0.21	%(3)	0.92%	0.60%	0.95%	0.82%	0.67%
Portfolio turnover rate	4.77	%(3)	12.59%	8.65%	19.43%	11.97%	13.36%
Preferred Stock:
Total shares outstanding(5)	1,969,212		1,969,212	1,969,212	1,969,212	1,969,212	1,969,212
Asset coverage per share(5)	$302.28		$293.28	$248.85	$179.62	$312.10	$310.02
Involuntary liquidation preference per share	$27.50		$27.50	$27.50	$27.50	$27.50	$27.50
Per share market price at end of period	$34.71		$34.53	$33.13	$29.70	$32.25	$31.85
Average market value per share(6)	$34.67		$34.27	$31.05	$31.49	$32.55	$32.38

(1)  Based on market price per share, adjusted for reinvestment of distributions.

(2)  Based on net asset value per share, adjusted for reinvestment of distributions.

(3)  Annualized.

(4)  Does not reflect the effect of dividend payments to Preferred shareholders.
  These ratios based on total net assets are as follows:

	Six months ended June 30, 2011	2010	2009	2008	2007	2006
Expenses	0.89%	0.88%	0.91%	0.87%	0.83%	0.82%
Net investment income	0.19%	0.82%	0.52%	0.84%	0.75%	0.61%

(5)  Information shown as of the end of the period.

(6)  The average of all month-end market values during each period.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE A—Significant Accounting Policies

Source Capital, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

1. SECURITIES VALUATION—The Company's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Company generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note F.

2. USE OF ESTIMATES—The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

3. UNALLOCATED DISTRIBUTIONS—Unallocated distributions represent distributions paid to shareholders during the period from source(s) other than net investment income. Such source(s) will be determined by the results of operations for the entire fiscal year and will be from paid-in capital, except to the extent of any net realized capital gains for the fiscal year.

4. OTHER—Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis, and distributions payable on the Common Stock are recorded on the ex-dividend date. The ratios of expenses and net investment income to average net assets do not reflect the effect of dividend payments to Preferred shareholders.

NOTE B—Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Company may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the Company's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Company having to reinvest the proceeds in lower yielding securities. The value of the Company's investments may also decline in response to events affecting the issuer or its credit rating. Lower rated debt securities in which the Company may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

NOTE C—Capital Stock

The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the option of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more. Preferred asset coverage was 1,099% at June 30, 2011.

The Company did not issue any shares of Common Stock under its Dividend Reinvestment Plan for Common and Preferred shareholders during the six months ended June 30, 2011.

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

NOTE D—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, LLC ("Investment Adviser"), monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

For the six months ended June 30, 2011, the Company paid aggregate fees of $77,000 to all Directors who are not affiliated persons of the Investment Adviser.

NOTE E—Federal Income Tax

No provision for federal taxes is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. The Company intends to maintain this qualification and to distribute to shareholders each year all of its taxable net investment income and taxable net realized gain on investments in accordance with the minimum distribution requirements of the Code.

The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $13,817,558 during the 6 months ended June 30, 2011. Realized gains and losses are based on the specific identification method.

The cost of securities was $364,180,789 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at June 30, 2011, for federal income tax purposes was $219,508,038 and $1,363,329, respectively, resulting in net unrealized appreciation of $218,144,709. As of and during the 6 months ended June 30, 2011, the Company did not have any liability for unrecognized tax benefits. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Company did not incur any interest or penalties. The Company is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2006 or by state tax authorities for years ended on or before December 31, 2005.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was enacted. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies ("RICs") since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows: new capital losses may now be carried forward indefinitely, and retain the character of the original loss; several provisions are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income tests; and, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains. Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010.

NOTE F—Disclosure of Fair Value Measurements

The Company uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Company's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, and relationships observed in the markets among comparable securities. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

NOTES TO FINANCIAL STATEMENTS

June 30, 2011

The Company classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Company's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Company's investments as of June 30, 2011:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks	$563,595,125	—	—	$563,595,125
Preferred Stocks	5,405,000	—	—	5,405,000
Convertible Bonds & Debentures	—	$2,988,750	—	2,988,750
Non-Convertible Bonds & Debentures	—	10,336,623	—	10,336,623
Short-Term Investments	—	12,028,968	—	12,028,968
Total Investments	$569,000,125	$25,354,341	—	$594,354,466

RESULTS OF ANNUAL MEETING

Following are the matters voted upon and the results of those votes cast at the annual meeting of shareholders held May 2, 2011:

With respect to the election of four directors by the holders of Common Stock, $1.00 par value, and election of two directors by the holders of $2.40 Cumulative Preferred Stock, $3.00 par value:

	Votes For	Votes Withheld
Common
Eric S. Ende	6,899,961	199,398
Thomas P. Merrick	6,898,303	199,398
Patrick B. Purcell	6,900,077	199,398
David Rees	6,928,811	199,398
Preferred
Willard H. Altman, Jr.	1,717,462	15,537
Paul G. Schloemer	1,718,822	15,537

With respect to the continuation of the current Investment Advisory Agreement by the holders of Common Stock, $1.00 par value and the holders of $2.40 Cumulative Preferred Stock, $3.00 par value (voting together as a single class): 8,642,985 shares voted for the proposal; 93,175 shares voted against; and 103,705 shares abstained.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

The following paragraphs summarize the material information and factors considered by the Board of Directors at a meeting held February 7, 2011, as well as their conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information regarding the Adviser and its staffing in connection with the Company, including the Company's portfolio managers and the senior analyst on their team, the scope of accounting, administrative, shareholder, and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board noted the experience, length of service, and the reputation of the Company's portfolio managers, Eric Ende and Steven Geist, who have managed the Fund since 1996. The Board and the Independent Directors concluded that the nature, extent, and quality of services provided by the Adviser have benefited and should continue to benefit the Company and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Company. They also received information from an independent consultant, Lipper Inc. ("Lipper"), regarding the Company's performance relative to a peer group of other value funds selected by Lipper (the "Peer Group"). They noted the Company's competitive longer-term investment performance when compared to the Peer Group. They further concluded that the Adviser's continued management of the Company should benefit the Company and its shareholders.

Advisory Fees and Company Expenses; Adviser Profitability; Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors were provided information by the Adviser to enable consideration of the Company's advisory fees and total expense levels, as well as the overall profitability of the Adviser, the benefits to the Adviser from its relationship to the Company, the extent to which economies of scale with respect to the management of the Company, if any, would be realized, and whether the Company is sharing, or will share, in those economies.

The Board and the Independent Directors reviewed comparative information relative to fees and expenses for the mutual Fund industry generally and for the Peer Group. The Board and the Independent Directors noted that the Company's fees and expenses were at the lower end of the range for the Peer Group. The Board and the Independent Directors noted that the overall expense ratio of the Company was also at the lower end of the range when compared to the Peer Group. The Board and the Independent Directors noted that the fee rate charged to the Company at its current asset level is similar to the fee rate charged by the Adviser on the other products managed in a similar style by the portfolio managers. The Board and the Independent Directors concluded that the overall fee rate was reasonable and fair to the Company and its shareholders in light of the nature and quality of the services provided by the Adviser. The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Company, whether the Company has

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Continued

appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Company's assets and any economies of scale that may exist. The Independent Directors discussed the fact that the fee structure does not have any additional breakpoints. The mutual fund industry has trended toward companies having breakpoints in the advisory fee structure as a means by which to share in economies of scale as a company's assets grow; however, not all funds have breakpoints in their fee structures. The Adviser stated its belief that additional breakpoints currently were not appropriate for the Company and that no meaningful income and expense forecasts for its business could be prepared given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth (or not) in the Company's assets, all of which could negatively impact the Adviser. In addition, since the Company is a closed-end fund, and based upon the Company's current operating policies, the ability to raise additional assets is limited. The Board and the Independent Directors noted that the Adviser had not increased the fee rate charged to the Company despite the Adviser's claims of increases in the Adviser's internal costs of providing investment management services to the Company, in part due to administrative burdens and expenses resulting from recent legislative and regulatory actions such as Sarbanes-Oxley. According to the Adviser, such increased costs have included a significant investment in the senior analyst who assists with the management of the Company, additions to administrative personnel and systems that enhance the quality of services provided to the Company and the establishment of a full-time Chief Compliance Officer and his assistant. The Board and the Independent Directors also noted that asset levels of the Company are currently lower than they were three years ago, yet the Adviser has continued to make investments in personnel servicing the Company.

Conclusions. The Board and the Independent Directors determined that the Company continues to benefit from the services of a highly experienced portfolio management team that has produced competitive long-term returns. In addition, the Board and the Independent Directors agreed that the Company continues to receive high quality accounting, administrative, shareholder, and other ancillary services from the Adviser. The Board and the Independent Directors also determined that while there is no uniform industry methodology to measure or apply economies of scale, the Company's expense ratio, the overall profitability of the Adviser, and the sharing of economies of scale with the Company are fair and reasonable under the current circumstances. The Board and the Independent Directors also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Company's asset levels, changes in portfolio management personnel, and the cost and quality of the services provided by the Adviser to the Company. On the basis of the foregoing, and without assigning particular weight to any single factor, the Board and the Independent Directors determined to approve the continuation of the current Advisory Agreement for another one-year period, and recommends that shareholders approve such continuation.

SOURCE CAPITAL, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064-1550
(800) 982-4372 or (310) 473-0225

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

LEGAL COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310
(800) 279-1241 or (201) 329-8660
http://melloninvestor.com/isd

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:  SOR  Common Stock
SOR+  Preferred Stock

DIVIDEND REINVESTMENT PLAN

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common and Preferred Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Company ("Dividend Shares"). Mellon Bank, N.A. ("Agent") c/o BNY Mellon Shareowner Services, Investment Services, P.O. Box 3338, South Hackensack, New Jersey 07606-1938, acts as Agent for participants under the Plan.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Company reserves the right to amend or terminate the Plan.

Purchases of the Company's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Company's Common Stock on the NYSE is lower than the Company's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Company on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Company to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Company.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Company. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Company through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Company. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

DIRECTORS AND OFFICERS

Name, Age & Address	Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships
Willard H. Altman, Jr. - (75)*	Director	Term: 1 Year Time Served: 13 Years	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Thomas P. Merrick - (74)*	Director	Term: 1 Year Time Served: 5 Years	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1984 to 1998.	6

Patrick B. Purcell - (68)*	Director	Term: 1 Year Time Served: 1 Year	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial and Administrative Officer from 1989 to March 1998, of Paramount Pictures.	4	The Ocean Conservancy and the Motion Picture and Television Fund

David Rees - (87)*	Director	Term: 1 Year Time Served: 43 Years	Private investor. Formerly President and Chief Executive Officer of the International Institute of Los Angeles. Formerly, until 1995, the Senior Editor of Los Angeles Business Journal.	1	International Institute of Los Angeles

Paul G. Schloemer - (82)*	Director	Term: 1 Year Time Served: 12 Years	Retired. Formerly President and Chief Executive Officer (1984-1993) of Parker Hannifin Corporation.	1

Eric S. Ende - (66)	Director President & Chief Investment Officer	Term: 1 Year Time Served: 26 Years	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

Steven R. Geist - (57)	Executive Vice President & Portfolio Manager	Time Served: 15 Years	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1992 to 2006.

J. Richard Atwood - (51)	Treasurer	Time Served: 14 Years	Chief Operating Officer of the Adviser. President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki - (56)	Secretary	Time Served: 29 Years	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

Christopher H. Thomas - (54)	Chief Compliance Officer	Time Served: 16 Years	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

E. Lake Setzler III - (44)	Assistant Treasurer	Time Served: 5 Years	Vice President and Controller of the Adviser.

Each of the above individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA, 90064-1550.

*  Audit and Corporate Responsibility Committee Member

Messrs. Altman and Merrick each serve as a member of the audit committee of five open-end investment companies managed by First Pacific Advisors, LLC ("FPA"), the Company's investment adviser. Mr. Purcell serves as a member of the audit committee of three such open-end investment companies. The Company's Board of Directors has considered the matter of their simultaneous service and determined that serving simultaneously as a member of these audit committees does not impair their ability to serve as a member of the Audit Committee of the Company.

The Company's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Company, shareholders can call 1-800-982-4372.

The Company's complete proxy voting record for the 12 months ended June 30, 2011, is available without charge, upon request, by calling 1-800-982-4372 and on the SEC's website at www.sec.gov.

The Company's Audit Committee Charter is available on its website, www.fpafunds.com, and is available without charge, upon request, by calling 1-800-982-4372. The Company's Annual CEO Certification as required by the NYSE's Corporate Governance listing standards for the fiscal year ended December 31, 2010 was submitted to the NYSE on May 3, 2011.

Additional information about the Company is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

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SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 1200

Los Angeles, California 90064-1550

PRESORTED
STANDARD
U.S. POSTAGE
PAID
BNYM
11787

SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 1200

Los Angeles, California 90064-1550

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable to this semi-annual report.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable to this semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable to this semi-annual report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:  August 12, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: August 12, 2011

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: August 12, 2011